UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 16, 2011
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MECHANICAL TECHNOLOGY, INCORPORATED
(Exact name of registrant as specified in charter)

New York	0-6890	14-1462255
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

431 New Karner Road, Albany, New York 12205
(Address of Principal Executive Offices) (Zip Code)

(518) 533-2200
(Registrant’s telephone number, including area code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Mechanical Technology, Incorporated held its Annual Meeting of Stockholders on June 16, 2011 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders:

1.	Elected as directors Thomas J. Marusak and E. Dennis O’Connor to hold office until the 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and
2.	Ratified the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year 2011.

At the Annual Meeting, the stockholders voted as follows:

		Votes Against /		Broker
Matter	Votes For	Withheld	Abstentions	Non-Votes
1. a. Election of Thomas J. Marusak	1,117,244	43,191		3,070,171
1. b. Election of E. Dennis O’Connor	1,118,655	41,780		3,070,171
2. Ratification of PricewaterhouseCoopers, LLP as the Company’s
independent registered public accounting firm	4,161,787	32,874	35,945	N/A

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED

Date: June 16, 2011		By:	/s/ PENG K. LIM
	Name:		Peng K. Lim
	Title:		Chairman and Chief Executive Officer